Dechert
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006

                           Telephone: (202) 261-3300
                              Fax: (202) 261-3333


                                June 7, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re: HSBC Advisor Funds Trust: File Nos. 333-02205 and 811-07583

Dear Sir or Madam:

     On behalf of HSBC Advisor Funds Trust, and pursuant to Rule 497(e) under the Securities Act of 1933, attached for electronic filing is a copy of a sticker dated June 7, 2002, relating to the Prospectus dated January 30, 2002, for the HSBC Investor Small Cap Equity Fund.

     No fees are required in connection with this filing. Please address any questions or comments concerning the attached to me at (202) 261-3372.

                                                Sincerely,



                                                /s/Robert S. Lamont, Jr.

Attachment

                            HSBC Advisor Funds Trust
                      HSBC Investor Small Cap Equity Fund

       Supplement dated June 7, 2002 to Prospectus dated January 30, 2002

The following disclosure replaces the information currently appearing on Page 48 of the Prospectus, in the section titled "Portfolio Managers," under the heading Small Cap Equity Fund (Small Cap Equity Portfolio):.

     o The co-portfolio managers of the Small Cap Equity Portfolio are David Sette-Ducati and Robert Henderson. Mr. Sette-Ducati joined MFSI in 1995 and Mr. Henderson joined MFSI in 1996.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE